                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated February 4, 1997 (except for Note B, as to which the date is July 16, 1997), with respect to the consolidated financial statements of The BFGoodrich Company included in this Current Report (Form 8-K), in the following Registration Statements and in the related Prospectuses:

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

Registration
   Number         Description of Registration Statement           Filing Date
------------      -------------------------------------           --------------
33-20421          The B.F.Goodrich Company Key Employees'         March 1, 1988
                  Stock Option plan - Form S-8

2-88940           The B.F.Goodrich Company Retirement Plus        April 28, 1989
                  Savings Plan - Post-Effective Amendment
                  No. 2 to Form S-8

33-49052          The B.F.Goodrich Company Key Employees'         June 26,1992
                  Stock Option Plan - Form S-8

33-49054          The B.F.Goodrich Company Performance            June 26, 1992
                  Share Plan - Form S-8

33-59580          The B.F.Goodrich Company Retirement             March 15, 1993
                  Plus Savings Plan for Wage Employees
                  - Form S-8

33-53289          Tramco, Inc. Profit-Funded Retirement           April 26, 1994
                  Savings Plan - Form S-8

333-03293         The B.F.Goodrich Company                        May 8, 1996
                  Stock Option Plan - Form S-8

333-03341         Debt Securities - Form S-3                      May 8, 1996

33-65658          Debt Securities - Post-Effective                May 8, 1996
                  Amendment No. 3 to Form S-3

333-03343         Common Stock - Form S-3                         May 8, 1996

333-19697         The B.F.Goodrich Company Savings                January 13, 1997
                  Benefit Restoration Plan - Form S-8

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Cleveland, Ohio                                               ERNST & YOUNG LLP
October 15, 1997